Filed pursuant to Rule 497(e)
Registration No. 333-07305

FRONTIER FUNDS, INC.

Frontier Timpani Small Cap Growth Fund

Institutional Class Shares (FTSGX)
Service Class Shares (FTSCX)
Class Y Shares (FTSYX)

Supplement dated March 7, 2019
to the Prospectus and the Statement of Additional Information
dated October 31, 2018, as previously supplemented on January 22, 2019

On February 26, 2019, the Board of Directors of Frontier Funds, Inc. (the “Company”), on behalf of the Frontier Timpani Small Cap Growth Fund (the “Fund”), approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the Fund would be reorganized with and into a newly-created series (the “Acquiring Fund”) of Calamos Investment Trust (the “Reorganization”).  The Acquiring Fund is expected to have the same investment objective and substantially similar investment strategies as the Fund.  Calamos Advisors LLC expects to acquire a 100% interest in Timpani Capital Management LLC, the investment adviser to the Fund, and will become the investment adviser to the Acquiring Fund following the Reorganization.

Under the terms of the Plan, the Fund will transfer all of its assets to the Acquiring Fund in exchange solely for Class I shares of the Acquiring Fund issued to the applicable shareholders of record of Institutional Class and Service Class shares of the Fund and Class A shares of the Acquiring Fund issued to the applicable shareholders of record of Class Y shares of the Fund (the “Acquiring Fund Shares”), and the assumption by the Acquiring Fund of all of the liabilities of the Fund.  The Fund will then distribute, pro rata, all of the Acquiring Fund Shares received by the Fund in complete liquidation and termination of the Fund as a series of the Company.

As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the applicable class of the Acquiring Fund and will receive Acquiring Fund Shares having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of the Fund as of the valuation date.  It is expected that the Reorganization will be treated as a tax-free reorganization for federal income tax purposes.  Shareholders of the Fund may wish to consult their tax advisers regarding possible tax consequences of the Reorganization, including possible state and local tax consequences.

The Plan requires the approval of the Board of Trustees of Calamos Investment Trust and approval of the shareholders of the Fund.  The Reorganization is expected to close in the second quarter of 2019, subject to such approvals.  Shareholders of record will receive a Proxy Statement/Prospectus describing in detail the Reorganization and the Acquiring Fund.

Please retain this Supplement for future reference.